                        [CERTIFICATE APPEARS HERE]


                 [LOGO OF ALPHA INDUSTRIES, INC. APPEARS HERE]

         NUMBER                                                SHARES

        FBU 9589
                            ALPHA INDUSTRIES, INC.
                                                           CUSIP 020753 10 9

                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR NEW YORK, NEW YORK


THIS IS TO CERTIFY THAT



                                   SPECIMEN



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.25 PER SHARE

of ALPHA INDUSTRIES, INC. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                              [SEAL APPEARS HERE]


               [SIGNATURE APPEARS HERE]                 [SIGNATURE APPEARS HERE]
                              TREASURER                                 CHAIRMAN


COUNTERSIGNED AND REGISTERED:
         THE FIRST NATIONAL BANK OF BOSTON
BY                                        TRANSFER AGENT
                                           AND REGISTRAR


                                    AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants in common                    UNIF GIFT MIN ACT-.....Custodian....
     TEN ENT -as tenants by the entireties                         (Cust)           (Minor)
     JT TEN  -as joint tenants with right of                   under Uniform Gifts to Minors
              survivorship and not as tenants                  Act..................
              in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,__________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated________________


                 _______________________________________________________________
                         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                 NOTICE: IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                         OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:  __________________________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.






This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of November 24, 1986 (the "Rights Agreement"), between Alpha Industries, Inc. and The First National Bank of Boston, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Alpha Industries, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Alpha Industries, Inc. will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.